Subsequent Events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
20.	SUBSEQUENT EVENTS
Subsequent to the year ended December 31, 2021, the Company completed the US$50M credit facility
with Dunebridge Worldwide Ltd. bearing an interest rate of 8% per annum, paid semi-annually until December 2022. Following this date, the interest rate would be 2% above the margin on the second lien notes then outstanding. The maturity date of this credit facility
is December 15, 2027.
As a part of the new financing package, 41 million share warrants were issued at an exercise price of US$0.60975 per common share for an aggregate exercise price of approximately US$25,000 and expire on December 15, 2027.